QUARTERLY RESULTS PRESENTATION Fourth Quarter 2023

Q4 | 2023 | 2 FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “continue,” “could,” “approximate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook,” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward- looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then- current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the current economic and credit conditions, inflation, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This presentation should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Q4 | 2023 | 3 CEO COMMENT For the third quarter in a row, we did what we said we would do, and despite a challenging macroeconomic environment and well documented weather challenges in January, we finished the year in a much better place than where we started. That said, there’s a lot of work to do in 2024, and we are moving aggressively to accelerate our transformation, return to positive comparable sales, and continue to improve our gross margin rate over the course of the year. For Q4, as we announced on February 12, we delivered on our guidance for comparable sales, gross margin rate, operating expenses, and inventory. We believe progress on the five key actions that underlie our strategy, which are to own bargains, communicate unmistakable value, increase store relevance, win customers for life with our omnichannel efforts, and drive productivity, enabled us to deliver adjusted operating profit growth in Q4, marking the first quarter of adjusted operating profit in two years. Our efforts to aggressively manage costs, inventory, and capital expenditures, as well as monetize owned assets, have enabled us to maintain liquidity through a challenging period. As we look into 2024, we continue to evaluate additional financing options as a normal part of prudently managing our business. While near-term conditions may remain challenging, we look forward to returning the company to health and prosperity, and believe we are taking the right actions to do that. Bruce Thorn, President & CEO

FOURTH QUARTER RESULTS

Q4 | 2023 | 5 BIG LOTS AT A GLANCE Strong Omnichannel Capabilities Diversified Category Mix National Store Footprint 1,392 Stores in 48 States Industry-leading delivery options, easy checkout, and multiple payment types to win customers for life 23% 19% 17% 14% 15% 12% Furniture Food Soft Home Consumables Seasonal Hard Home Chart based on Q4 2023 sales

Q4 | 2023 | 6 FOURTH QUARTER SUMMARY Inline with Guidance Inline with Guidance, Up 170bps vs. LY -17.0% Inventory vs. LY Inline with Guidance, Strong turn improvement -3.5% Adjusted operating expense1 vs. LY Inline with Guidance -8.6% Comps 38.0% Gross margin 1 Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Adjusted Depreciation Expense. Adjusted 2023 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix.

Q4 | 2023 | 7 Q4 2023 COMP SALES BY CATEGORY -18% -16% -14% -12% -10% -8% -6% -4% -2% 0% Hard Home Seasonal Soft Home Food Consumables Furniture Total -17% -14% -9% -8% -4% -4% -9% Significant Sequential Improvements Relative to Q3 in Furniture/Soft Home Note: In the Q4 2023, we realigned our merchandise categories and eliminated our Apparel, Electronics, & Other merchandise category. We have reallocated the departments that previously comprised Apparel, Electronics, & Other into the following merchandise categories: Hard Home, Soft Home, Consumables, and Food.

Q4 | 2023 | 8 YEAR-OVER-YEAR INVENTORY REDUCTION Inventory Managed Down More than Q4 Sales -7.3% -18.8% -15.2% -12.5% -17.0% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023

Q4 | 2023 | 9 ADJUSTED Q4 2023 INCOME STATEMENT Q4 2023 Q4 2022 Change vs. 2022 Net Sales $1,432,484 $1,543,113 (7.2%) Gross Margin 544,443 560,901 Gross Margin Rate 38.0% 36.3% 170 bps Adjusted Operating Expenses(1)(2) 543,380 563,049 Adjusted Operating Expense Rate(2) 37.9% 36.5% 140 bps Adjusted Operating Profit (Loss)(2) $1,063 ($2,334) Adjusted Operating Profit (Loss) Rate(2) 0.1% (0.2%) 30 Bps Adjusted Diluted (Loss) Earnings Per Share(2) ($0.28) ($0.28) Diluted Weighted Average Shares 29,217 28,957 (In thousands, except for earnings per share) (1) Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Adjusted Depreciation Expense. (2) Adjusted 2023 and 2022 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix.

Q4 | 2023 | 10 ADJUSTED FY 2023 INCOME STATEMENT FY 2023 FY 2022 Change vs. 2022 Net Sales $4,722,099 $5,468,329 (13.6%) Gross Margin 1,686,611 1,913,503 Gross Margin Rate 35.7% 35.0% 70 bps Adjusted Operating Expenses(1)(2) 2,029,300 2,123,454 Adjusted Operating Expense Rate(2) 43.0% 38.8% 420 bps Adjusted Operating Loss(2) ($342,689) ($209,951) Adjusted Operating Loss Rate(2) (7.3%) (3.8%) (350) Bps Adjusted Diluted (Loss) Earnings Per Share(2) ($11.30) ($5.96) Diluted Weighted Average Shares 29,155 28,860 (In thousands, except for earnings per share) (1) Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses, Adjusted Depreciation Expense, and Adjusted Gain on sale of real estate. (2) Adjusted 2023 and 2022 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix.

Q4 | 2023 | 11 CAPITAL ALLOCATION *Net liquidity is defined as ABL Credit Facility availability, net of covenant-based borrowing limitations, plus Cash and Cash Equivalents. ~$60M FY2024 CAPEX $900M ABL Credit Facility Up to $200M Monetizable Assets Inline with or somewhat below FY 2023 spend Available for use as collateral for additional financing or sale Net available liquidity of ~$254M* at end of Q4

GUIDANCE

Q4 | 2023 | 13 Q1 2024 GUIDANCE SG&A REDUCTION COMP SALES GROSS MARGIN IMPROVEMENT Down low single-digit range, inclusive of sale/leaseback Significant improvement versus last year, up between 200- 250 basis points Down mid-single-digit range; continued sequential improvement

Q4 | 2023 | 14 5 KEY ACTIONS

Q4 | 2023 | 15 PROJECT SPRINGBOARD Cumulative benefit of ~$175M by end of 2024 ~40% of savings in other gross margin items Inventory optimization, marketing, pricing & promotions ~20% of savings in SG&A Store & field operations, supply chain, general office $200M+ Bottom-line opportunities ~40% of savings in COGS

WRAP-UP

Q4 | 2023 | 17 Q4 WRAP UP • Comparable sales decline of 8.6% in Q4, in line with our guidance range; GAAP EPS of -$1.05, with adjusted EPS loss of -$0.28 due to year-over-year sales decline and continued cost pressures • Successfully reduced inventory, down more than sales • Comps will continue to improve sequentially in Q1; focused on unlocking additional sales opportunities (e.g., more bargains and extreme bargains, exciting assortment, clearer value communication) • Q1 gross margin continues to improve vs. last year, driven by more normalized markdown activity, lower freight costs, and cost savings initiatives • Continue advancing five key actions to drive improvements through 2024, with a path to positive comparable sales • Project Springboard on track to deliver bottom-line opportunity of $200M+ in gross margin/SG&A; cumulative benefit of $175M expected to be realized by the end of 2024 • Maintained liquidity through a challenging period; will continue to evaluate additional financing options as a normal part of prudently managing our business • Look forward to returning the company to health and prosperity, and are taking the right actions to do that

APPENDIX

# FOURTH QUARTER 2023 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)

| | As Reported | Adjustment to exclude forward distribution center ("FDC") contract termination costs and related expenses | Adjustment to exclude store asset impairment charges | Adjustment to exclude gain on sale of real estate and related expenses | Adjustment to exclude fees related to a cost reduction and productivity initiative | Adjustment to exclude initial valuation allowance on deferred tax assets | As Adjusted (non-GAAP) |
|---|---|---|---|---|---|---|---|
| Selling and administrative expenses | $ 535,249 | $ (2,168) | $ (11,724) | $ - | $ (11,495) | $ - | $ 509,862 |
| Selling and administrative expense rate | 37.4% | (0.2%) | (0.8%) | - | (0.8%) | - | 35.6% |
| Gain on sale of real estate | (551) | - | - | 551 | - | - | - |
| Gain on sale of real estate rate | (0.0%) | - | - | 0.0% | - | - | - |
| Operating profit (loss) | (23,773) | 2,168 | 11,724 | (551) | 11,495 | - | 1,063 |
| Operating profit (loss) rate | (1.7%) | 0.2% | 0.8% | (0.0%) | 0.8% | - | 0.1% |
| Income tax benefit (1) | (3,904) | - | - | 563 | - | 1,846 | (1,495) |
| Effective income tax rate | 11.3% | - | - | 0.9% | - | 3.1% | 15.3% |
| Net loss | (30,709) | 2,168 | 11,724 | (1,114) | 11,495 | (1,846) | (8,282) |
| Diluted earnings (loss) per share | $ (1.05) | $ 0.07 | $ 0.40 | $ (0.04) | $ 0.39 | $ (0.06) | $ (0.28) |

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted gain on sale of real estate, adjusted gain on sale of real estate rate, adjusted operating (loss) profit, adjusted operating (loss) profit rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") FDC contract termination costs and related expenses of $2,168, store asset impairment charges of $11,724, a gain on sale of real estate and related expenses of $551 ($1,114, net of tax), fees related to a cost reduction and productivity initiative which we refer to as "Project Springboard" of $11,495, and an adjustment to our valuation allowance of which a portion was attributable to the initial valuation allowance on deferred tax assets recorded in the second quarter of 2023 of $1,846.

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial condition. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q4 | 2023 | 19

# FOURTH QUARTER 2022 GAAP TO NON-GAAP RECONCILIATION

| | As Reported (Recast) | Adjustment to exclude store asset impairment | Adjustment to exclude gain on sale of real estate and related expenses (Recast) | As Adjusted (non-GAAP) (Recast) |
|---|---|---|---|---|
| Selling and administrative expense | $ 544,486 | $ (22,568) | $ - | $ 521,918 |
| Selling and administrative expense | 35.3% | (1.5%) | - | 33.8% |
| Depreciation expense | 43,051 | - | (1,734) | 41,317 |
| Depreciation expense rate | 2.8% | - | (0.1%) | 2.7% |
| Gain on sale of real estate | (18,581) | - | 18,581 | - |
| Gain on sale of real estate rate | (1.2%) | - | 1.2% | - |
| Operating loss | (8,055) | 22,568 | (16,847) | (2,334) |
| Operating loss rate | (0.5%) | 1.5% | (1.1%) | (0.2%) |
| Income tax benefit | (2,958) | 5,408 | (4,040) | (1,590) |
| Effective income tax rate | 19.2% | (1.6%) | (1.2%) | 16.4% |
| Net loss | (12,463) | 17,160 | (12,807) | (8,110) |
| Diluted earnings (loss) per share | $ (0.43) | $ 0.59 | $ (0.44) | $ (0.28) |

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted depreciation expense, adjusted depreciation expense rate, adjusted gain on sale of real estate, adjusted gain on sale of real estate rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") store asset impairment charges of $22,568 ($17,160, net of tax) and a gain on sale of real estate and related expenses of $16,847 ($12,807, net of tax). The depreciation expense included within the adjustment to exclude gain on sale of real estate and related expenses is the accelerated depreciation associated with the disposal of fixtures and equipment at each of the store locations included in the sale.

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial conditions. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q4 I 2023 I 20

# FY 2023 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)

| | As Reported | Adjustment to exclude synthetic lease exit costs and related expenses | Adjustment to exclude forward distribution center ("FDC") contract termination costs and related expenses | Adjustment to exclude store asset impairment charges | Adjustment to exclude gain on sale of real estate and related expenses | Adjustment to exclude fees related to a cost reduction and productivity initiative | Adjustment to exclude initial valuation allowance on deferred tax assets | As Adjusted (non-GAAP) |
|---|---|---|---|---|---|---|---|---|
| Selling and administrative expenses | $ 2,141,927 | $ (53,610) | $ (15,537) | $ (148,595) | $ - | $ (31,359) | $ - | $ 1,892,826 |
| Selling and administrative expense r | 45.4% | (1.1%) | (0.3%) | (3.1%) | - | (0.7%) | - | 40.1% |
| Depreciation expense | 144,504 | - | (8,030) | - | - | - | - | 136,474 |
| Depreciation expense rate | 3.1% | - | (0.2%) | - | - | - | - | 2.9% |
| Gain on sale of real estate | (212,463) | - | - | - | 212,463 | - | - | - |
| Gain on sale of real estate rate | (4.5%) | - | - | - | 4.5% | - | - | - |
| Operating loss | (387,357) | 53,610 | 23,567 | 148,595 | (212,463) | 31,359 | - | (342,689) |
| Operating loss rate | (8.2%) | 1.1% | 0.5% | 3.1% | (4.5%) | 0.7% | - | (7.3%) |
| Income tax expense (benefit) | 49,768 | 13,830 | 4,810 | 20,210 | (2,019) | 1,272 | (146,004) | (58,133) |
| Effective income tax rate (1) | (11.5%) | (3.4%) | (1.2%) | (5.0%) | 0.5% | (0.3%) | 35.9% | 15.0% |
| Net loss | (481,876) | 39,780 | 18,757 | 128,385 | (210,444) | 30,087 | 146,004 | (329,307) |
| Diluted earnings (loss) per share | $ (16.53) | $ 1.36 | $ 0.64 | $ 4.40 | $ (7.22) | $ 1.03 | $ 5.01 | $ (11.30) |

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted depreciation expense, adjusted depreciation expense rate, adjusted gain on sale of real estate, adjusted gain on sale of real estate rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax expense (benefit), adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP synthetic lease exit costs and related expenses of $53,610 ($39,780, net of tax), FDC contract termination costs and related expenses of $23,567 ($18,757, net of tax), store asset impairment charges net of liability extinguishment for terminated leases of previously impaired stores of $148,595 ($128,385, net of tax), a gain on sale of real estate and related expenses of $212,463 ($210,444, net of tax), fees related to a cost reduction and productivity initiative which we refer to as "Project Springboard" of $31,359 ($30,087, net of tax), and an initial valuation allowance on deferred tax assets of $146,004 recorded in the second quarter of 2023, and subsequently adjusted in the fourth quarter of 2023.

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial condition. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q4 | 2023 | 21

# FY 2022 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)

| | As Reported (Recast) | Adjustment to exclude store asset impairment | Adjustment to exclude gain on sale of real estate and related expenses (Recast) | As Adjusted (non-GAAP) (Recast) |
|---|---|---|---|---|
| Selling and administrative expenses | $ 2,040,334 | $ (68,396) | $ - | $ 1,971,938 |
| Selling and administrative expense rate | 37.3% | (1.3%) | - | 36.1% |
| Depreciation expense | 154,859 | - | (1,734) | 153,125 |
| Depreciation expense rate | 2.8% | - | (0.0%) | 2.8% |
| Gain on sale of real estate | (20,190) | - | 18,581 | (1,609) |
| Gain on sale of real estate rate | (0.4%) | - | 0.3% | (0.0%) |
| Operating loss | (261,500) | 68,396 | (16,847) | (209,951) |
| Operating loss rate | (4.8%) | 1.3% | (0.3%) | (3.8%) |
| Income tax benefit | (69,709) | 16,739 | (4,040) | (57,010) |
| Effective income tax rate | 24.9% | 0.0% | 0.0% | 24.9% |
| Net loss | (210,708) | 51,657 | (12,807) | (171,858) |
| Diluted earnings (loss) per share | $ (7.30) | $ 1.79 | $ (0.44) | $ (5.96) |

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted depreciation expense, adjusted depreciation expense rate, adjusted gain on sale of real estate, adjusted gain on sale of real estate rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP store asset impairment charges of $68,396 ($51,657, net of tax) and a gain on sale of real estate and related expenses of $16,847 ($12,807, net of tax). The depreciation expense included within the adjustment to exclude gain on sale of real estate and related expenses is the accelerated depreciation associated with the disposal of fixtures and equipment at each of the store locations included in the sale.

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial condition. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q4 I 2023 I 22